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                                                                     EXHIBIT 4.1

NUMBER                         WRP                         SHARES
L

                 WELLSFORD REAL PROPERTIES, INC.
      INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

COMMON STOCK                  SEE REVERSE FOR CERTAIN DEFINITIONS
                              CUSIP 950240    10    1

THIS CERTIFIES THAT




IS THE OWNER OF


FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR
VALUE PER SHARE, OF

Wellsford Real Properties, Inc. (the "Corporation"), transferable in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the charter of the Corporation (the "Charter"), the Bylaws of the Corporation, and all amendments thereof and thereto, copies of which are available at the headquarters of the Corporation, and to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


  /s/  Jeffrey H. Lynford                    /s/ Edward Lowenthal
 --------------------------                  --------------------
CHAIRMAN OF THE BOARD AND SECRETARY          PRESIDENT AND CHIEF
                                             EXECUTIVE OFFICER
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     The Corporation will furnish to any stockholder, on request and without charge, a full statement of the information required by Section 2-211(b) of the Corporations and Associations Article of the Annotated Code of Maryland with respect to the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation has authority to issue and, if the Corporation is authorized to issue any preferred or special class in series (i) the differences in the relative rights and preferences between the shares for each series to the extent set, and (ii) the authority of the Board of Directors to set such rights and preferences of subsequent series. The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the charter of the Corporation (the "Charter"), a copy of which will be sent without charge to each stockholder who so requests. Such request must be made to the Secretary of the Corporation at its principal office or to the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of
         survivorship and not as tenants
         in common

UNIF GIFT MIN ACT--_________ Custodian_______
                   (Cust)             (Minor)
under Union Gifts to Minors
Act_______________________
     (State)

Additional abbreviations may also be used though not in the above list.


For value received, _________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_______________________________
|                             |
|_____________________________|

_________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP
CODE OF ASSIGNEE)

_________________________________________________________________
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_________________________________________________________________

___________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________________________Attorney to
transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated_________________________________

Notice:________________________________________________________
       THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED  ________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                         AN ELIGIBLE GUARANTOR INSTITUTION
                         (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                         ASSOCIATIONS AND CREDIT UNIONS WITH
                         MEMBERSHIP IN AN APPROVED SIGNATURE
                         GUARANTEE MEDALLION PROGRAM, PURSUANT TO
                         S.E.C. RULE 17 Ad-15.

     KEEP THIS CERTIFICATE IN A SAFE PLACE.  IF IT IS LOST,
     STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE
     A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A
     REPLACEMENT CERTIFICATE.